Van Eck Global
                                                       Worldwide Insurance Trust
                                                                      PROSPECTUS
                                                                     May 1, 2006




                                     Worldwide Bond Fund

                                          Worldwide Emerging Markets Fund

                                              Worldwide Hard Assets Fund

                                                      Worldwide Real Estate Fund

                        (S Class Shares)









                              These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has passed upon the accuracy or adequacy of this prospectus. Any claim to the contrary is a criminal offense.


                                                   GLOBAL INVESTMENTS SINCE 1955

TABLE OF CONTENTS

I. THE FUNDS

INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

    WORLDWIDE BOND FUND                                                        2
    WORLDWIDE EMERGING MARKETS FUND                                            5
    WORLDWIDE HARD ASSETS FUND                                                 9
    WORLDWIDE REAL ESTATE FUND                                                13

II. ADDITIONAL INVESTMENT STRATEGIES                                          16

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

III. HOW THE FUNDS ARE MANAGED                                                24

MANAGEMENT OF THE FUNDSAND FUND EXPENSES; TAXES, AND SHAREHOLDER INQUIRIES.

IV. FINANCIAL HIGHLIGHTS                                                      30

I. THE FUNDS

VAN ECK WORLDWIDE INSURANCE TRUST IS A REGISTERED INVESTMENT COMPANY (THE "TRUST"), COMPRISED OF FIVE SEPARATE SERIES. THIS PROSPECTUS PERTAINS TO FOUR SERIES OF THE TRUST: WORLDWIDE BOND FUND, WORLDWIDE EMERGING MARKETS FUND, WORLDWIDE HARD ASSETS FUND AND WORLDWIDE REAL ESTATE FUND (EACH, A "FUND", AND TOGETHER, THE "FUNDS"). ANOTHER SERIES, WORLDWIDE ABSOLUTE RETURN FUND, IS OFFERED IN A SEPARATE PROSPECTUS. VAN ECK ASSOCIATES CORPORATION SERVES AS INVESTMENT ADVISER (THE "ADVISER") TO EACH OF THE FUNDS.

EACH FUND OFFERS THREE CLASSES OF SHARES: INITIAL CLASS, CLASS R1 AND S CLASS SHARES. THE FUNDS' SEPARATE SHARE CLASSES ARE IDENTICAL EXCEPT THAT THEY HAVE DIFFERENT EXPENSES. THE S CLASS DIFFERS FROM THE OTHER CLASSES IN THAT IT PAYS AN ADDITIONAL DISTRIBUTION AND SERVICE FEE FOR THE ADDITIONAL SHAREHOLDERS SERVICES IT OFFERS. THIS PROSPECTUS PROVIDES INVESTORS WITH RELEVANT INFORMATION ABOUT THE S CLASS SHARES. SEPARATE PROSPECTUSES OFFER INFORMATION REGARDING THE FUNDS' INITIAL CLASS AND CLASS R1 SHARES.

THIS SECTION INCLUDES A PROFILE OF EACH FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORICAL PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

1. WORLDWIDE BOND FUND (S CLASS)

OBJECTIVE

The Worldwide Bond Fund seeks high total return--income plus capital appreciation--by investing globally, primarily in A variety of debt securities.

PRINCIPAL STRATEGIES

Under normal market conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in investment grade debt securities rated by Standard & Poor's (S&P) or Moody's Investors Service (Moody's). The Fund may also invest in unrated securities of comparable quality in the Adviser's opinion. The Fund intends to invest no more than 20% of assets in debt securities rated below investment grade ("junk bonds"), and then only in lower-rated debt issued by governments or government agencies.

The Fund's policy of investing at least 80% of its assets in investment-grade debt securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with 60 days' notice of any such change.

During normal economic conditions, the Fund intends to invest in debt issued by domestic and foreign governments (and their agencies and subdivisions), multi-national entities like the World Bank, the Asian Development Bank, the European Investment Bank, and the European Community. The Fund will also invest in corporate bonds, debentures, notes, commercial paper, time deposits, certificates of deposit, and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants.

The Adviser expects the Fund's average maturity to range between three and ten years. The Adviser seeks bonds with a high relative value. There is no limit on the amount the Fund may invest in one country or in securities denominated in one currency.

In addition to its investments in debt securities, the Fund may also invest in other types of securities, including common stocks and equivalents (such as convertible debt securities and warrants) and preferred stocks of domestic and foreign companies. The Fund may buy and sell financial futures contracts and options on financial futures contracts, which may include bond and stock index futures contracts and foreign currency futures contracts. The Fund may write, purchase or sell put or call options on securities and foreign currencies, and invest in "when-issued" securities.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

3 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to the risks associated with investments in debt securities, including credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to the fluctuations in prices of debt securities, which tend to fall when interest rates go up and to rise when interest rates fall. The longer the maturity or duration of the debt security, the higher the risk of price fluctuations due to changes in interest rates.

Debt securities rated below investment grade are subject to greater risks than higher rated securities, and are viewed as speculative because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund may engage in active and frequent trading of its portfolio securities to achieve its investment objectives. Consequently, the Fund may suffer adverse tax consequences and increased transaction costs that may affect performance.

The Fund is also subject to risks associated with investments in common stocks, convertible securities, derivatives, asset-backed securities and CMOs and to risks associated with investments in other investment companies.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by the changes in the value of a small number of securities.

For more information about these risks, see the "Additional Investment Strategies" section.

4 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

I. THE FUNDS / WORLDWIDE BOND

WORLDWIDE BOND FUND PERFORMANCE

The Fund commenced offering S Class shares on September 26, 2005, and these shares have not yet completed a full calendar year of performance. Accordingly, the charts below show the historical annual total returns of Van Eck Worldwide Bond Fund Initial Class. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. S Class shares, however, are sold with a distribution (12b-1) and service fee of 0.15%. If the distribution (12b-1) and service fees for the S Class were included, the historical returns shown would be reduced. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE BOND FUND
ANNUAL TOTAL RETURNS (%)
AS OF DECEMBER 31,

    2.53          2.38        12.75        -7.82        1.88        -5.11       21.66        18.16        9.15        -3.03
----------------------------------------------------------------------------------------------------------------------------
     `96          `97          `98          `99         `00          `01         `02          `03          `04         `05

During the period covered, the Fund's highest quarterly return was 10.83% for the quarter ended 06/30/02. The lowest quarterly return was -5.41% for the quarter ended 3/31/01.

5 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Further, the performance information below does not reflect insurance product expenses or distribution or service fees.

WORLDWIDE BOND FUND
AVERAGE ANNUAL TOTAL RETURNS(+)

As of December 31, 2005
                                               1 YEAR          5 YEAR    10 YEAR
  Initial Class
    Return Before Taxes                         -3.03%          7.62%      4.84%

  Citigroup World Government Bond Index*        -6.88%          6.92%      4.99%

* The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of approximately 20 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

     The Citigroup World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


(+)  Initial Class Inception Date: 9/1/89; S Class Inception Date: 9/26/05.

6 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE BOND FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

WORLDWIDE BOND FUND

An investor in the S Class, as with investors in the Initial and R1 Classes, participates only through a variable annuity contract, a variable life insurance policy (variable contract) or through a qualified pension plan. A variable contract is a contract between the investor and the issuing life insurance company. The Fund is not a party to that variable contract, but rather an investment option made available to the investor by the insurance company under the variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. Thus, the table does not reflect expenses and charges that are or may be imposed under your variable contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. The table also does not reflect direct expenses of qualified pension plans. Investors in qualified pension plans should consult their plan administrators for more information.

WORLDWIDE BOND FUND(8)

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)(u)                       S CLASS
  Management/Administration Fees                                          1.00%
  Distribution (12b-1) fees*                                              0.15%
  Other Expenses                                                          0.29%
TOTAL FUND OPERATING EXPENSES                                             1.44%
Fees/Expenses Waived or Reimbursed                                        0.34%
NET ANNUAL OPERATING EXPENSES                                             1.10%

*The distribution fee is an ongoing fee charged against the daily net assets of the S Class shares. Under the Plan of Distribution pursuant to Rule 12b-1, the Fund is authorized to charge a distribution fee of up to 0.25%.
(8) S Class shares were not offered by the Fund in 2004. Thus, expenses, such as "Other Expenses," are based upon expenses for the current fiscal year for the Initial Class.

(u) For the period May 1, 2006 through April 30, 2007, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.10% of average daily net assets. For the fiscal year ended December 31, 2005, Total Fund Operating Expenses were 1.44%

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in S Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

  1 year                                                      $112
  3 years                                                     $427
  5 years                                                     $773
  10 years                                                    $1,803

7 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                       I. THE FUNDS / WORLDWIDE EMERGING MARKETS

2. WORLDWIDE EMERGING MARKETS FUND (S CLASS)

OBJECTIVE

The Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of companies that are organized in or maintain at least 50% of their assets in, or that derive at least 50% of their revenues from, emerging market countries. An emerging market country is any country that has been determined by an international organization, such as the World Bank, to have a low to middle income economy. The Fund's policy of investing at least 80% of its assets in emerging markets securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

Utilizing qualitative and quantitative measures, the Fund's portfolio manager selects companies that have growth potential within their market niche, specifically focusing on small to mid cap names. Candidates for the portfolio are ranked based on their relative desirability based on a wide range of financial criteria and are regularly reviewed to insure that they continue to meet the ranking and desirability criteria.

The Fund's emerging market investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents. Holdings may include issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.

The Fund may also invest in derivatives, including future contracts, forward contracts, options, swaps, structured notes and other similar securities, and in collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund generally emphasizes investments in equity securities, but may also invest in debt securities of any quality, as long as not more than 20% of its assets are held in debt securities rated below investment grade ("junk bonds").

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

8 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is also subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds").

The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. To the extent that the Fund invests in small or mid-cap companies, it is subject to certain risks such as price volatility, low trading volume and illiquidity. The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.

9 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE EMERGING MARKETS FUND PERFORMANCE

The Fund commenced offering S Class shares on September 26, 2005, and these shares have not yet completed a full calendar year of performance. Accordingly, the charts below show the historical annual total return of Van Eck Worldwide Emerging Markets Fund Initial Class. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. S Class shares, however, are sold with a distribution (12b-1) and service fee of 0.15%. If the distribution (12b-1) and service fees for the S Class were included, the historical returns shown would be reduced. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE EMERGING MARKETS FUND
ANNUAL TOTAL RETURNS (%)

As of December 31,

    26.82        -11.61       -34.15      100.28       -41.87       -1.69       -3.02        54.19       25.89        32.00
----------------------------------------------------------------------------------------------------------------------------
     `96           `97         `98          `99          `00         `01         `02          `03         `04          `05

During the period covered, the Fund's highest quarterly return was 56.88% for the quarter ended 12/31/99. The lowest quarterly return was -29.46% for the quarter ended 9/30/98.

10 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Further, the performance information below does not reflect insurance product expenses or distribution or service fees.

WORLDWIDE EMERGING MARKETS FUND
AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2005

                                        1 YEAR          5 YEAR           10 YEAR
Initial Class(1)
  Return Before Taxes                   32.00%          19.56%            7.70%

MSCI Emerging Markets Free Index*       34.54%          19.41 %          6.98 %

(1) Initial Class commenced operations on 12/21/95; S Class commenced operations on 9/26/05.

* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. The index includes only stocks available for purchase by foreign (e.g., U.S.) investors. The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

11 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                       I. THE FUNDS / WORLDWIDE EMERGING MARKETS

WORLDWIDE EMERGING MARKETS FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

An investor in the S Class, as with investors in the Initial and R1 Classes, participates only through a variable annuity contract, a variable life insurance policy (variable contract) or through a qualified pension plan. A variable contract is a contract between the investor and the issuing life insurance company. The Fund is not a party to that variable contract, but rather an investment option made available to the investor by the insurance company under the variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. Thus, the table does not reflect expenses and charges that are or may be imposed under your variable contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. The table also does not reflect direct expenses of qualified pension plans. Investors in qualified pension plans should consult their plan administrators for more information.

WORLDWIDE EMERGING MARKETS FUND(8)

ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)(+)                       S CLASS
  Management/Administration Fees                                          1.00%
  Distribution (12b-1) Fees*                                              0.15%
  Other Expenses                                                          0.35%
   Total Fund Operating Expenses                                          1.50%
   Fees/Expenses Waived or Reimbursed                                     0.10%
NET ANNUAL OPERATING EXPENSES                                             1.40%

* The distribution fee is an ongoing fee charged against the daily net assets of the S Class shares. Under the Plan of Distribution pursuant to Rule 12b-1, the Fund is authorized to charge a distribution fee of up to 0.25%.

(8)S Class shares were not offered by the Fund in 2004. Thus, expenses, such as "Other Expenses," are based upon expenses for the current fiscal year for the Initial Class.

* For the period May 1, 2006 through April 30, 2007, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.40% of average daily net assets. For the fiscal year ended December 31, 2005, Total Fund Operating Expenses were 1.35%.


The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in S Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser. The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

  1 year                                                      $143
  3 years                                                     $464
  5 years                                                     $809
  10 years                                                    $1,782

12 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

3. WORLDWIDE HARD ASSETS FUND (S CLASS)

OBJECTIVE

The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset" securities. Income is a secondary consideration.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in securities of "hard asset" companies and instruments that derive their value from "hard assets".

Hard assets consist of precious metals, natural resources, real estate and commodities. A company will be considered to be a hard asset company if it, directly or indirectly, derives at least 50% of its revenues from exploration, development, production, distribution or facilitation of processes relating to hard assets.

The Fund's investment management team seeks to purchase equity opportunities, using a disciplined and flexible investment methodology focused on value. Candidates for the portfolio are identified through the development of expected returns on the hard assets equity sector, commodities, and their respective underlying companies.

The Fund's policy of investing at least 80% of its assets in hard assets may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

The Fund may invest without limitation in any one hard asset sector and is not required to invest any portion of its assets in any one hard asset sector. The Fund will invest in securities of companies located throughout the world (including the U.S.). However, there is no limit on the amount the Fund may invest in any one country, developed or underdeveloped.

The Fund's investments include common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, convertible debt instruments, and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.

The Fund may also invest in derivative instruments whose value is linked to the price of hard assets, including commodities or commodity indices, to gain or hedge exposure to hard assets and hard assets securities. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices, and structured notes.

The Fund may invest up to 20% of its net assets in financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments that are linked to or backed by commodities that are not hard assets.

The Fund may invest up to 20% of its total assets in investment-grade debt securities and asset-backed securities, such as collateralized mortgage obligations (CMOs) and other mortgage and non-mortgage asset-backed securities.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in anticipation of or in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.


13 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            1. THE FUNDS / WORLDWIDE HARD ASSETS

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard asset sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund's portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

The Fund is subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to the risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds"). The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. The Fund is also subject to market risk.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.

14 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE HARD ASSETS FUND PERFORMANCE

The Fund commenced offering S Class shares on September 26, 2005, and these shares have not yet completed a full calendar year of performance. Accordingly, the charts below show the historical annual total returns of Van Eck Worldwide Hard Assets Fund Initial Class. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. S Class shares, however, are sold with a distribution (12b-1) and service fee of 0.15%. If the distribution (12b-1) and service fees for the S Class were included, the historical returns shown would be reduced.This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE HARD ASSETS FUND
ANNUAL TOTAL RETURNS (%)

As of December 31,

    18.04          -1.67        -30.93        21.00        11.41        -10.45        -2.85         44.78        24.23        51.67
------------------------------------------------------------------------------------------------------------------------------------
     `96            `97          `98           `99          `00           `01          `02           `03          `04          `05

During the period covered, the Fund's highest quarterly return was 24.57% for the quarter ended 9/30/05. The lowest quarterly return was -19.05% for the quarter ended 9/30/98.

15 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Further, the performance information below does not reflect insurance product expenses or distribution or service fees.




WORLDWIDE HARD ASSETS FUND
AVERAGE ANNUAL TOTAL RETURNS (+)

As of December 31, 2005
                                              1 YEAR       5 YEAR        10 YEAR
Initial Class
  Return Before Taxes                        51.67%       18.87%           9.88%

Standard & Poor's 500 Index*                  4.91%        0.54%           9.06%

Goldman Sachs Natural Resources Index+       34.44%        9.05%           --

* The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(+) The Goldman Sachs Natural Resources Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

     The Standard & Poor's 500 Index and the Goldman Sachs Natural Resources Index are unmanaged indices and include the reinvestment of all dividends where available, but do not reflect the deduction of the fees, expenses or taxes that are associated with an investment in the Fund. The indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


(+)  Initial Class Inception Date: 9/1/89; S Class Inception Date: 9/26/05.



16 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            I. THE FUNDS / WORLDWIDE HARD ASSETS

WORLDWIDE HARD ASSETS FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

An investor in the S Class, as with investors in the Initial and R1 Classes, participates only through a variable annuity contract, a variable life insurance policy (variable contract) or through a qualified pension plan. A variable contract is a contract between the investor and the issuing life insurance company. The Fund is not a party to that variable contract, but rather an investment option made available to the investor by the insurance company under the variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. Thus, the table does not reflect expenses and charges that are or may be imposed under your variable contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. The table also does not reflect direct expenses of qualified pension plans. Investors in qualified pension plans should consult their plan administrators for more information.

WORLDWIDE HARD ASSETS FUND

WORLDWIDE HARD ASSETS FUND 8

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS) (u)                     S Class
  Management/Administration Fees                                           1.00%
  Distribution (12b-1) Fees*                                               0.15%
  Other Expenses                                                           0.17%
TOTAL FUND OPERATING EXPENSES                                              1.32%
 Fees/Expenses Waived or Reimbursed                                        0.12%
NET ANNUAL OPERATING EXPENSES                                              1.20%

* The distribution fee is an ongoing fee charged against the daily net assets of the S Class shares. Under the Plan of Distribution pursuant to Rule 12b-1, the Fund is authorized to charge a distribution fee of up to 0.25%.

(8) S Class shares were not offered by the Fund in 2004. Thus, expenses, such as "Other Expenses," are based upon expenses for the current fiscal year for the Initial Class.

(u) For the period May 1, 2006 through April 30, 2007, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.20% of average daily net assets. For the fiscal year ended December 31, 2005, Total Fund Operating Expenses were 1.17%.


The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in S Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

   1 year                                        $122
   3 years                                       $406
   5 years                                       $712
   10 years                                      $1,580

17 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

4. WORLDWIDE REAL ESTATE FUND (S CLASS)

OBJECTIVE

The Worldwide Real Estate Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 80% of its assets (including net assets plus any amount of borrowing for investment purposes) in equity securities of domestic and foreign companies that invest principally in real estate or are principally engaged in the real estate industry ("real estate companies"). A company will be considered a "real estate company" if (i) it derives at least 50% of its revenues or profits from the ownership, leasing, construction, management, development, financing or sale of residential, commercial or industrial real estate, or (ii) it has at least 50% of the value of its assets invested in residential, commercial or industrial real estate. Such companies may also include real estate investment trusts known as "REITs" which pool investor funds mostly for investment in commercial real estate properties. They also may include, among other businesses, real estate developers, brokers and operating companies, hotel companies, as well as companies whose products and services are significantly related to the real estate industry, such as building suppliers and mortgage lenders.

The Fund takes a global approach to real estate investing, and may allocate a significant amount of its assets to real estate investments outside of the U.S, including emerging markets, i.e., those countries that have been determined by an international organization, such as the World Bank, to have a low to middle income economy.

The Fund's policy of investing at least 80% of its assets in real estate securities may be changed by the Board of Trustees without a shareholder vote, although shareholders will be provided with a 60 days' notice of any such change.

The Fund may invest without limitations in any one sector of the real estate industry or any real estate related industry.

The Fund's real estate investments may include Equity securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, preferred shares, American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), equity swaps, indexed securities and similar instruments whose values are tied to one or more equity securities. The Fund may also invest in derivatives, including future contracts, forward contracts, options, swaps and other similar securities.

In addition, the Fund may invest up to 20% of its assets in equity and debt securities of companies that are not real estate companies.

The Fund may invest up to 10% of its total assets in securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds ("ETFs"). Such investments are commonly used as a practical means by which the Fund may participate in, or gain rapid exposure to, certain market sectors, or when direct investments in certain countries are not permitted by foreign entities. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value. Investments in other investment companies involve additional fees and are subject to limitations under the 1940 Act.

The Fund may also invest up to 20% of its assets in debt securities of real estate companies or in equity or debt securities of non-real estate companies. The Fund intends to invest no more than 20% of assets in debt securities rated below investment grade ("junk bonds").

The Fund may invest up to 10% of assets in unrated debt securities backed by real estate assets.

The Fund may borrow for liquidity or investment purposes, provided that the amount of borrowing is no more than one-third of the net assets of the Fund plus the amount of the borrowing.

The Fund may take temporary defensive positions in an attempt to respond to adverse market, economic, political or other conditions. A defensive posture is designed to protect the Fund from an anticipated decline in the markets in which the Fund invests, but could have the effect of reducing the benefit from any market increase.

PRINCIPAL RISKS

An investment in the Fund involves the risk of losing money.

The Fund's investments are subject to the risks associated with investments in the real estate market and REITs. These risks could contribute to a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions, the Fund may be subject to certain of these risks to a greater degree. REITs have expenses, including advisory and administration fees,

18 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS that are paid by REIT shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell.

The Fund's investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation.

The Fund is subject to the risks associated with its investments in emerging markets, which tend to be more volatile and less liquid than securities traded in developed countries.

The Fund is subject to inflation risk, which is the potential that money will decrease in value and thereby decrease the value of the assets in which it is invested, and short-sales risk, such as a risk of loss that the security that was sold short increases in value. The Fund is also subject to the risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and asset-backed securities and CMOs. In addition, the Fund is subject to risks associated with investments in debt securities, including credit risk (the possibility that an issuer may default by failing to repay both interest and principal), interest rate risk (the potential that the value of a security will decrease due to a rise in interest rates), and the risk of investing in debt securities rated below investment grade ("junk bonds"). The Fund is subject to risks associated with investments in other investment companies, which include the risks associated with the underlying investment company's portfolio. The Fund is also subject to market risk.

The Fund is classified as a non-diversified fund under the 1940 Act, which means that the Fund is not required to invest in a minimum number of different securities, and therefore is subject to non-diversification risk. The Fund's overall portfolio may be affected by changes in the value of a small number of securities.

Because the Fund may borrow to buy more securities and for other purposes, it is subject to the risks associated with leverage. Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money, and entails costs associated with borrowing, including fees and interest.

An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

For more information about these risks, see the "Additional Investment Strategies" section.

19 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            I. THE FUNDS / WORLDWIDE REAL ESTATE

WORLDWIDE REAL ESTATE FUND PERFORMANCe

The Fund commenced offering S Class shares on September 26, 2005, and these shares have not yet completed a full calendar year of performance. Accordingly, the charts below show the historical annual total returns of Van Eck Worldwide Real Estate Fund Initial Class. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. S Class shares, however, are sold with a distribution (12b-1) and service fee of 0.15%. If the distribution (12b-1) and service fees for the S Class were included, the historical returns shown would be reduced. This information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Past performance does not indicate future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown.

WORLDWIDE REAL ESTATE FUND
ANNUAL TOTAL RETURNS (%)
As of December 31,

      -11.35             -2.01            18.71            5.34             -4.48            34.50            36.21          21.01
-----------------------------------------------------------------------------------------------------------------------------------
       `98                `99              `00              `01              `02              `03             `04             `05

During the period covered, the Fund's highest quarterly return was 18.38 % for the quarter ended 9/30/97. The lowest quarterly return was -14.45% for the quarter ended 9/30/98.

20 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

The table below shows how the average annual returns of the Fund's Initial Class shares compare with those of a broad measure of market performance. Fund and index performance are shown with dividends reinvested. Past performance is not necessarily an indication of how the Fund will perform in the future. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Further, the performance information below does not reflect insurance product expenses or distribution or service fees.

WORLDWIDE REAL ESTATE FUND
AVERAGE ANNUAL TOTAL RETURNS (+)

As of December 31, 2005
                                            1 YEAR       5 YEAR     LIFE OF FUND
Initial Class
  Return Before Taxes                        21.01%      17.40%        12.59%

Citigroup World Property Index*              14.78%      18.22%         8.74%
Standard & Poor's 500 Index+                  4.91%       0.54%         5.74%

* The Citigroup World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share value) of companies eligible for the Index.

(+) The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the index is not comprised of the 500 largest companies on the New York Stock Exchange. This index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

     The Citigroup World Property Index and the Standard & Poor's 500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the deduction of fees, expenses or taxes that are associated with an investment in the Fund. The indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(+) Initial Class Inception Date: 6/23/97; (index returns calculated from 6/30/97); S Class Inception Date: 9/26/05.

21 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE REAL ESTATE FUND EXPENSES

This table shows certain expenses you may incur as an investor in the Fund, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown.

An investor in the S Class, as with investors in the Initial and R1 Classes, participates only through a variable annuity contract, a variable life insurance policy (variable contract) or through a qualified pension plan. A variable contract is a contract between the investor and the issuing life insurance company. The Fund is not a party to that variable contract, but rather an investment option made available to the investor by the insurance company under the variable contract. The fees and expenses of the Fund are not fixed or specified under the terms of your variable contract. Thus, the table does not reflect expenses and charges that are or may be imposed under your variable contract. For information on these charges, please refer to the applicable variable contract prospectus, prospectus summary or disclosure statement. The table also does not reflect direct expenses of qualified pension plans. Investors in qualified pension plans should consult their plan administrators for more information.

WORLDWIDE REAL ESTATE FUND

ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS) (+)                     S CLASS
  Management/Administration Fees                                           1.00%
  Distribution (12b-1) Fees*                                               0.15%
  Other Expenses                                                           0.36%
Total Fund Operating Expenses                                              1.51%
Fees/Expenses Waived or Reimbursed                                         0.41%
NET ANNUAL OPERATING EXPENSES                                              1.10%

* The distribution fee is an ongoing fee charged against the daily net assets of the S Class shares. Under the Plan of Distribution pursuant to Rule 12b-1, the Fund is authorized to charge a distribution fee of up to 0.25%.

(8) S Class shares were not offered by the Fund in 2004. Thus, expenses, such as "Other Expenses," are based upon expenses for the current fiscal year.

(+) For the period May 1, 2006 through April 30, 2007, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding brokerage fees and expenses, transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceed 1.10% of average daily net assets. For the fiscal year ended December 31, 2005, Total Fund Operating Expenses were 1.36%.

The following table is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in S Class shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the first year which reflects the fee waiver/reimbursement undertaken by the Adviser The illustration is hypothetical. These expenses do not reflect charges at the separate account level and if those charges were reflected, the expenses would be higher than those shown. Although your actual expenses may be higher or lower, based on these assumptions your costs would be:

EXPENSE EXAMPLE

   1 year                                                 $112
   3 years                                                $437
   5 years                                                $785
   10 years                                               $1,767

22 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

II. ADDITIONAL INVESTMENT STRATEGIES

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS. OTHER INVESTMENT STRATEGIES AND RISKS

ASSET-BACKED SECURITIES

FUNDS               All Funds

DEFINITION          Represent securitized pools of consumer loans and other
                    assets unrelated to mortgages.

RISK Asset-backed securities are subject to the risks associated with other debt securities. The asset backing the security may lose value, thereby making the security less secured. In addition, they are subject to the risk of prepayment, which is the possibility that the principal on the underlying loans may be paid earlier than expected, requiring the Funds to reinvest the proceeds at generally lower interest rates. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Rates of prepayment that are faster or slower than expected by the Adviser, could reduce the Funds' yield, increase the volatility of the Funds and/or cause a decline in net asset value.

BORROWING; LEVERAGE RISK

FUNDS               All Funds

DEFINITION          Borrowing to invest more is called "leverage." The Funds may borrow from banks provided that the amount of borrowing is no more than one third of the net assets of the Fund plus the amount of all borrowings. The fund is required to be able to restore borrowing to its permitted level asset within three days, if it should increase to less more than one-third as stated above, including by selling securities, even if the sale hurts the Fund's investment positions.

RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Fund expects to borrow only through negotiated loan agreements with commercial banks or other institutional lenders.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

FUNDS               All Funds

DEFINITION          These securities are backed by a group of mortgages. CMOs
                    are fixed-income securities, rated by agencies like other fixed-income securities; the Funds invest in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK CMOs are subject to the risks associated with other debt securities. In addition, like other asset-backed securities, CMOs are subject to the risk of prepayment. Please refer to the "asset-backed securities" section above for other risks. The asset backing the security may lose value, thereby making the security less secured. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Funds may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

23 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

COMMODITY-LINKED DERIVATIVE SECURITIES AND STRUCTURED NOTES

FUNDS               All Funds

DEFINITION          The value of a commodity-linked derivative investment
                    generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. The Fund may seek exposure to the commodity markets through investments in leveraged or unleveraged commodity-linked or index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note.

RISK The Funds' investments in commodity-linked derivative instruments may subject each Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of structured notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose each Fund economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index.

DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

FUNDS               All Funds.

DEFINITION          Debt, or fixed-income, securities may include bonds and
                    other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"-- that is, they are traded by people other than their original issuers.

RISK All debt securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most debt securities go down. When the general level of interest rates goes down, the prices of most debt securities go up.

DEFENSIVE INVESTING

FUNDS               All Funds

DEFINITION          A deliberate, temporary shift in portfolio strategy which
                    may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S.
                    or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost"--i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. A Fund may not achieve its investment objective during periods of defensive investing.

24 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

DERIVATIVES

FUNDS               All Funds

DEFINITION          A derivative is a security that derives its present value
                    from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The Fund uses derivatives, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--called
                    "hedging." The Fund also invests in derivatives for their investment value.

                    Kinds of derivatives include (but are not limited to): forward contracts, futures contracts, options and swaps. The Fund will not commit more than 5% of its assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

RISK Derivatives bear special risks by their very nature. A Fund's Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" (by borrowing), an unanticipated price move might result in the Fund losing more than its original investment.

                    For a complete discussion of the kinds of derivatives in which the Funds may invest, and of their risks, please see the SAI.

PRIVATE OFFERINGS

FUNDS               All Funds except Worldwide Bond Fund

DEFINITION          Investments made directly with an enterprise through a
                    shareholder or similar agreements -- not through publicly traded shares or interests.

                    Direct investments may involve high risk of substantial loss. Such positions may be hard to sell, because they are not listed on an exchange and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid and will aggregate direct investments with other illiquid investments under the illiquid investing limits of each Fund.

                    The Funds will not invest more than 10% of their total assets in direct investments.


EMERGING MARKETS SECURITIES

FUNDS               All Funds

DEFINITION          Securities of companies that are primarily located in
                    developing countries. (See "Foreign Securities," below, for basic information on foreign investment risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that only concentrate in a few industries, securities issues that are held by a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

25 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

FOREIGN CURRENCY TRANSACTIONS

FUNDS                  All Funds

DEFINITION          The money issued by foreign governments; the contracts
                    involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

RISK                Foreign currencies shift in value against U.S. currency.
                    These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Fund enters into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives," above).

FOREIGN SECURITIES

FUNDS               All Funds

DEFINITION          Securities issued by foreign companies, traded in foreign
                    currencies or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing--than American accounting practice. There is generally less information available regarding foreign issuers than U.S. issuers, and foreign regulation of stock exchanges may be inadequate or irregular. Foreign securities also may have varying tax consequences (see the section entitled "Taxes" in the Statement of Additional Information for the Funds).

                    Some of these risks may be reduced when Funds invest indirectly in foreign issues through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares
                    (GDSs), and other securities which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                    Russia: The Funds invest only in those Russian companies whose registrars have contracted to allow the Funds' Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.

INDEXED COMMERCIAL PAPER

FUNDS               All Funds

DEFINITION          For hedging purposes only, the Funds invest in commercial
                    paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The
                    Funds segregate asset accounts with an equivalent amount of cash, U.S. government securities or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Funds cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper may provide an attractive money market rate of return.

INDUSTRY CONCENTRATION

FUNDS Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund, Worldwide Real Estate Fund

DEFINITION          The Funds may invest more than 50% of their net assets in a single sector or industry. In the case of Worldwide Hard
                    Assets Fund, it will normally invest at least 80% of its assets in securities of "hard asset" companies and instruments that derive their value from "hard assets".

26 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

RISK Concentration of investments in a single sector or industry may make a Fund more volatile than funds which are more diversified.

OTHER INVESTMENT COMPANIES

FUNDS               All Funds

DEFINITION          The Funds may invest up to 10% of their net assets in
                    securities issued by other investment companies, including open-end and closed-end funds and exchange-traded funds
                    ("ETFs"), subject to limitations under the 1940 Act. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

RISKS Any investment in another investment company is subject to the underlying risks of that investment company's portfolio securities or assets. For example, if the investment company holds common stocks, the Funds would be exposed to the risk of investing in common stocks. In addition to the Funds' fees and expenses, the Funds will bear their share of the investment company's fees and expenses. ETFs involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of market prices, or that the prices of securities within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF. Shares of closed-end funds and ETFs may trade at prices that reflect a premium above or a discount below the investment company's net asset value, which may be substantial in the case of closed-end funds. If investment company securities are purchased at a premium to net asset value, the premium may not exist when those securities are sold and the Funds could incur a loss.

LACK OF RELIABLE FINANCIAL INFORMATION

FUNDS               All Funds

DEFINITION          Emerging markets securities issuers are subject to different disclosure requirements than those of issuers in developed countries.

RISK There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

LOANS OF PORTFOLIO SECURITIES

FUNDS               All Funds

DEFINITION          The Funds may lend their securities as permitted under the
                    1940 Act, including by participating in securities lending programs managed by broker-dealers. Broker-dealers must collateralize (secure) these borrowings in full with cash, U.S. government securities or high-quality letters of credit.

RISK If a broker-dealer breaches its agreement to pay for the loan, to pay for the securities or to return the securities, the Fund may lose money.

LOW RATED DEBT SECURITIES

FUNDS               All Funds

DEFINITION          Debt securities, foreign and domestic, rated "below
                    investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.

27 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

MARKET RISK

FUNDS               All Funds

DEFINITION          Market risk is a risk common to the entire class of assets.
                    An investment in the Funds involves "market risk"-- the risk that securities prices may go up or down. The value of investments may decline over time because of economic changes or other events that impact large portions of the market.

RISK Markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. Stock prices may decline over short or even extended periods not only because of company- specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Similarly, bond prices fluctuate in value with changes in interest rates, the economy and in the case of corporate bonds, the financial conditions of companies that issue them. In general, bonds decline in value when interest rates rise. While stocks and bonds may react differently to economic events, there are times when stocks and bonds both may decline in value simultaneously.

MARKET TIMING

FUNDS               All Funds

DEFINITION          An attempt to predict future market directions, typically by examining recent price, volume or economic data, and investing based on those predictions.

RISK Although the Adviser uses reasonable efforts to deter short-term trading that may be harmful to a Fund, commonly referred to as "market timing," the Adviser can give no guarantees that it will be able to detect or prevent shareholders from engaging in short-term trading. If the Adviser is unable to detect and prevent harmful short-term trading, a Fund may incur additional expenses, the Fund's portfolio management process may be disrupted and long-term shareholders may be disadvantaged.

NON-DIVERSIFICATION RISK

FUNDS                  All Funds

DEFINITION             Non-diversified funds may invest in fewer assets or in
                       larger proportions of the assets of single companies or industries.

RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

PARTLY PAID SECURITIES

FUNDS               All Funds

DEFINITION          Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments--the buyer "takes over payments."

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

PRECIOUS METALS RISK

FUNDS               Worldwide Hard Assets Fund

DEFINITION          Gold, silver, platinum and palladium in the form of bullion and coins which have no numismatic (collectable) value.
                    There is a well-established world market for precious metals.

28 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. In addition, political and economic conditions in gold-producing countries may have a direct effect on the mining and distribution of gold, and consequently, on its price. The vast majority of gold producers are domiciled in just five countries: South Africa, the United States, Australia, Canada and Russia. Under current U.S. tax law, the Funds may not receive more than 10% of their yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them -- both may cause investment losses or lost opportunities for profit. The Funds also incur storage costs for bullion and coins.

REAL ESTATE SECURITIES RISK

FUNDS               Worldwide Hard Assets Fund, Worldwide Real Estate Fund

DEFINITION          The Funds may not invest in real estate directly but may (i)
                    invest in securities of issuers that invest in real estate or interests therein, including interests in real estate investment trusts, REITs, (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iii) hold and sell real estate acquired by the Funds as a result of the ownership of securities. The Worldwide Hard Assets Fund may invest more than 50% of its net assets in real estate securities.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular.

REPURCHASE AGREEMENTS

FUNDS               All Funds

DEFINITION          In a repurchase agreement (a "repo"), a Fund acquires a
                    security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Funds enter into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers;
                    these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," which may result in the Funds losing money.

SHORT SALES

FUNDS               All Funds except Worldwide Bond Fund

DEFINITION          In a short sale, the Fund borrows an equity security from a broker, then sells it. If the value of the security goes down, the Fund can buy it back in the market and return it to the broker, making a profit. The Fund may also
                    "short-against-the-box", which is a short sale of a security that the Fund owns, for tax or other purposes.

RISK If the value of the security goes up, then if the Fund does not hold this security, the Fund will have to buy it back in the market at a loss to make good on its borrowing. The Fund is required to "cover" its short sales with collateral by depositing cash, U.S. government securities or other liquid high-quality securities in a segregated account. The total value of the assets deposited as collateral will not exceed 50% of the Fund's net assets.

WHEN-ISSUED DEBT SECURITIES

FUNDS               All Funds

DEFINITION          Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the period between purchase and delivery. so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Fund will maintain reserves of cash, U.S. government securities or other liquid high quality securities in a segregated account to offset purchases of when-issued securities.

29 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

PORTFOLIO HOLDINGS INFORMATION

Generally, it is the Funds' and Adviser's policy that no current or potential investor, including any Fund shareholder, shall be provided information about the Funds' portfolio on a preferential basis in advance of the provision of that information to other investors. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

Limited portfolio holdings information for the Funds is available to all investors on the Van Eck website at www.vaneck.com. Information regarding the Funds' top holdings and country and sector weightings, updated as of each month-end, is located on this website. Generally, the list is posted to the website within 30 days of the end of the applicable month. The Funds may also publish a detailed list of the securities held by each Fund, generally updated as of the most recent month end, on the Van Eck website. These lists generally remain available on the website until new information is posted. Each Fund reserves the right to exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund, and to discontinue the posting of portfolio holdings information at any time, without prior notice.

30 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

III. HOW THE FUNDS ARE MANAGED

FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE PORTFOLIO MANAGERS, THE CUSTODIAN, AND THE TRANSFER AGENT. HOW THE FUNDS SELL SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS. FUND EXPENSES AND TAX TREATMENT OF THE FUNDS.

RECENT DEVELOPMENTS

LEGAL INVESTIGATIONS AND PROCEEDINGS

In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General and the SEC have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a so-called "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser's response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the New York Attorney General were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser's ability to perform its obligations under the Investment Advisory Agreement.

MANAGEMENT OF THE FUNDS

DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, New York, NY 10016 (the "Distributor"), a wholly owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust. The Fund has a distribution plan pursuant to Rule 12b-1 that provides for payments of up to 0.25% per year of the daily net assets of the S Class shares. The Fund currently charges a distribution and service fee of 0.15%. This fee compensates the Distributor for its distribution and shareholder services. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Distributor may, from time to time, pay, out of its own funds, and not as an expense of the Funds, additional cash compensation or other promotional incentives to authorized dealers or agents and other intermediaries that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Funds and/or the other Worldwide Insurance Trust funds managed by the Adviser during a specified period of time.

The prospect of receiving, or the receipt of, additional compensation, as described above, by authorized dealers or agents and other intermediaries that sell shares of the Funds may provide them with an incentive to favor sales of shares of the Funds over other investment options with respect to which such authorized dealers or agents and other intermediaries do not receive additional compensation (or receive lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Funds. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to a Fund's shares.

PLAN OF DISTRIBUTION (12b-1)

Although the Fund offers three classes of shares to investors, only the S Class shares are subject to distribution (12b-1) and service fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the plan of distribution, S Class shares are subject to a maximum distribution (12b-1) and service fee of 0.25% of average daily net assets of the class. Currently, the Fund's Board of Trustees has authorized a fee of 0.15%. Because the distribution and service fees are paid out of the Fund's assets on an on-going basis over time, these fees may cost you more than paying other types of sales charges. The offering of S Class shares commenced on September 26, 2005, and thus, distribution or service fees have not yet been accumulated or accounted.

31 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016 is the Adviser to each of the Funds. The Adviser has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds, hedge funds, pension plans and other investment accounts.

John C. van Eck and members of his immediate family own 100% of the voting stock of the Adviser. As of December 31, 2005, the Adviser's assets under the management were approximately $2.5 billion.

THE ADVISER, THE FUNDS, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Funds sell shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Funds do not foresee any disadvantages to shareholders from offering the Funds to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders. The Adviser and its affiliates act as investment manager of several hedge funds and other investment companies and/or accounts (the "Other Clients"), which trade in the same securities as the Trust. These Other Clients may have investment objectives and/or investment strategies similar to or completely opposite of those of the Funds. From time to time such Other Clients may enter contemporaneous trades with those of the Funds, which implement strategies that are similar to or directly opposite those of the Trust. The Adviser will maintain procedures reasonably designed to ensure that the Funds are not unduly disadvantaged by such trades, yet still permit the Other Clients to pursue their own investment objectives and strategies.

A discussion regarding the basis for the Board's approval of the investment advisory agreement of the Fund is available in the Fund's current SAI and annual/semi-annual reports to shareholders.

FEES PAID TO THE ADVISER

Each Fund paid the Adviser a monthly fee at an annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.


32 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                         SHAREHOLDER INFORMATION

PORTFOLIO MANAGERS

WORLDWIDE BOND FUND

The Worldwide Bond Fund is managed by a team of investment professionals. Current members of the team are:

CHARLES T. CAMERON. Mr. Cameron joined Van Eck as the Director of Trading in 1995. He serves as co-portfolio manager for this Fund. He is also a portfolio manager of other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 as an analyst. He serves as co-portfolio manager for this Fund. He is also a portfolio manager of other mutual funds advised by the Adviser.

WORLDWIDE EMERGING MARKETS FUND

DAVID A. SEMPLE. Mr. Semple joined Van Eck in 1998 as an Investment Director and serves as the portfolio manager for the Adviser's accounts utilizing the emerging market strategy. He is also portfolio manager of another mutual fund advised by the Adviser. He has been in the investing business for over 14 years as a manager and analyst.

WORLDWIDE HARD ASSETS FUND

The Worldwide Hard Assets Fund is managed by a team of investment professionals. Current members of the team are:

DEREK S. VAN ECK. Mr. van Eck joined Van Eck in 1989. Mr. van Eck is the Chief Investment Officer of the Adviser and has overseen the investment and research operations since 1998. He oversees a team of investment professionals that includes specialists in hard asset sectors and in the emerging markets. He oversees and serves as portfolio manager for this Fund. He is also a portfolio manager of other mutual funds advised by the Adviser. Mr. van Eck has over 15 years of investment management experience.

CHARLES T. CAMERON. Mr. Cameron joined Van Eck as the Director of Trading in 1995. He is also a portfolio manager of other mutual funds advised by the Adviser.

JOSEPH M. FOSTER. Mr. Foster joined Van Eck in 1996 as a precious metals mining analyst. He is also a portfolio manager of other mutual funds advised by the Adviser.

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000. Prior to joining Van Eck, Mr. Halpert was an analyst and trader at Goldman Sachs & Co. He is also a portfolio manager of other mutual funds advised by the Adviser.

GREGORY F. KRENZER. Mr. Krenzer joined Van Eck in 1994 and has over ten years of investment management experience. He is also a portfolio manager of other mutual funds advised by the Adviser.

CHARL P. DE M. MALAN. Mr. Malan joined Van Eck in 2003 as a precious metals and base metals mining analyst. Prior to joining Van Eck, Mr. Malan was an equity research sales analyst at JPMorgan Chase. From 1997-2000, he was an equity research analyst and a junior portfolio manager at Standard Corporate and Merchant Bank (Asset Management) in South Africa.

SHAWN REYNOLDS. Mr. Reynolds joined Van Eck in 2005 as a senior energy analyst. Prior to joining Van Eck, Mr. Reynolds was an analyst at Petrie Parkman & Co. as an energy analyst covering U.S. oil and gas exploration and production companies. Mr. Reynolds has also served as an analyst with Credit Suisse First Boston, Goldman Sachs, and Lehman Brothers. He is also a portfolio manager of other mutual funds advised by the Adviser.

WORLDWIDE REAL ESTATE FUND

SAMUEL L. HALPERT. Mr. Halpert joined Van Eck in 2000 as an analyst and serves as the portfolio manager for this Fund. Prior to joining Van Eck, Mr. Halpert was an analyst and trader at Goldman Sachs & Co. He is also a portfolio manager of other mutual funds advised by the Adviser.

The SAI provides additional information about the above Portfolio Managers, their compensation, other accounts they manage, and their securities ownership in the Funds.

33 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

THE CUSTODIAN

State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

THE TRANSFER AGENT
Forum Financial Group LLC
Two Portland Square
Portland, Maine 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Five Times Square
New York, New York 10036

COUNSEL
Goodwin Procter LLP
One Exchange Place
Boston, Massachusetts 02109

2. TAXES

Each Fund qualifies, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code (the Code). As such, the Funds will not pay federal income tax to the extent that it distributes its income and capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified in order to enjoy tax deferral privileges. The Funds intend to invest so as to comply with this provision.

For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

34 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

SHAREHOLDER INFORMATION

3. HOW THE FUND SHARES ARE PRICED

Each Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. Each Fund calculates its NAV every day the New York Stock Exchange
(NYSE) is open, at the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern Time.

You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated as of the close of the next regular trading session of the NYSE.

Each Fund may invest in certain securities which are listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. As a result, the NAV of each Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

Each Fund's investments are generally valued based on market quotations. When market quotations are not readily available for a portfolio security, or in the opinion of the Adviser do not reflect the security's fair value, a Fund will use the security's "fair value" as determined in good faith in accordance with the Funds' Fair Value Pricing Procedures, which are approved by the Board of Trustees. As a general principle, the current fair value of a security is the amount which a Fund might reasonably expect to receive for the security upon its current sale. The Funds' Pricing Committee, whose members are selected by the senior management of the Adviser, is responsible for recommending fair value procedures to the Board of Trustees and for administering the process used to arrive at fair value prices.

Factors that may cause a Fund to use the fair value of a portfolio security to calculate the Fund's NAV include, but are not limited to: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is limited or suspended and not resumed prior to the time at which the Fund calculates its NAV, (3) the market for the relevant security is thin, or "stale" because its price doesn't change in 5 consecutive business days, (4) the Adviser determines that a market quotation is inaccurate, for example, because price movements are highly volatile and cannot be verified by a reliable alternative pricing source, or (5) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time at which the Fund calculates its NAV.

In determining the fair value of securities, the Pricing Committee will consider, among other factors, the fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is traded.

Foreign securities in which the Funds invest may be traded in markets that close before the time that each Fund calculates its NAV. Foreign securities are normally priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Adviser's determination of the impact of events, such as a significant movement in the U.S. markets occurring subsequent to the close of such markets but prior to the time at which the Fund calculates its NAV. In such cases, the Pricing Committee will apply a fair valuation formula to all foreign securities based on the Committee's determination of the effect of the U.S. significant event with respect to each local market.

Certain of the Funds' portfolio securities are valued by an outside pricing service approved by the Funds' Board of Trustees. The pricing service may utilize an automated system incorporating a model based on multiple parameters, including a security's local closing price (in the case of foreign securities), relevant general and sector indices, currency fluctuations, and trading in depositary receipts and futures, if applicable, and/or research evaluations by its staff, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds' NAV. Because of the inherent uncertainty in fair valuations, and the various factors considered in determining value pursuant to the Funds' fair value procedures, there can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent, and of greater magnitude, than changes in the price of portfolio securities valued by an independent pricing service, or based on market quotations.

35 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

4. SHAREHOLDER INFORMATION

FREQUENT TRADING POLICY

The Funds' Board of Trustees has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as "market timing," because such activities may be disruptive to the management of the Funds' portfolios of investments and may increase Fund expenses and negatively impact the Funds' performance.

The Funds invest portions of their assets in securities of foreign issuers, and consequently may be subject to an increased risk of frequent trading activities because market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Funds' portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). The Funds' investments in other types of securities may also be susceptible to frequent trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. In particular, Emerging Markets Fund's investments in emerging market securities may be less liquid, and the prices of such securities may be more volatile, than the securities of U.S. or other developed countries issuers. As a result, the Emerging Markets Fund may be a target for investors that seek to capitalize on price arbitrage opportunities.

The Funds discourage frequent purchases and redemptions of shares by its insurance companies' contract holders, and will not make special arrangements to accommodate such transactions in the Funds' shares. The Funds have requested assurance that such insurance companies have in place internal policies and procedures reasonably designed to address market timing concerns and have instructed such insurance companies to notify the Funds immediately if they are unable to comply with such policies and procedures. If a Fund identifies market timing activity, the insurance company will be contacted and asked to take steps to prevent further market timing activity (e.g., sending warning letters, placing trade restrictions on the account in question, or closing the account). If the action taken by the insurance company is deemed by the Fund insufficient, the Fund will request the insurance company to take additional remedial action. If the insurance company refuses to take additional remedial action, a determination will be made whether additional steps should be taken, including, if appropriate, terminating the relationship with such insurance company. Insurance companies may be prohibited by the terms of the underlying insurance contract from restricting short-term trading of mutual fund shares by contract owners, thereby limiting the ability of such insurance company to implement remedial steps to prevent market timing activity in the Funds.

Although the Funds will use reasonable efforts to prevent market timing activities in the Funds' shares, there can be no assurances that these efforts will be successful. Some investors may use various strategies to disguise their trading practices. The Funds' ability to detect and prevent frequent trading activities by insurance companies' contract holders may be limited by the willingness of the insurance companies to monitor for these activities. Consequently, some contract holders may be able to engage in market timing activity resulting in an adverse effect on the Funds' performance, expenses, and the interests of long-term contract holders.

For further details, contact Account Assistance.

For further information about the Funds, please call or write your insurance company, or call (800) 221-2220 (in New York, (212) 687-5200), or write to the Funds at the address on the cover page.


36 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

IV. FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund's financial performance. The inception date of the S Class is September 26, 2005. Thus the S Class has not operated for a period for which performance can be measured. S Class shares would have substantially similar performance as the Initial Class shares because the classes will be invested in the same portfolio of securities. Accordingly, the financial highlights below display the Fund's Initial Class financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Total returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower than those shown. Additionally, total returns do not reflect the additional service fees for the S Class, and if those fees were reflected, the returns would be lower than those shown.


37 VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

WORLDWIDE BOND FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                       INITIAL CLASS SHARES                                 CLASS R1 SHARES
                                               -----------------------------------------------------   ----------------------------
                                                                                                                    FOR THE PERIOD
                                                                                                                    MAY 1, 2004 *
                                                                                                        YEAR  ENDED THROUGH DECEMBER
                                                    YEAR ENDED DECEMBER 31, 2005                        DECEMBER 31,        31,
                                               -----------------------------------------------------

                                               2005          2004        2003        2002       2001       2005         2004
                                            ------------   ----------   ---------   ---------  --------  ---------  --------------

Net Asset Value, Beginning of Period        $      13.33   $    13.31   $   11.46   $    9.42  $  10.37  $   13.33  $        11.82
                                            ------------   ----------   ---------   ---------  --------  ---------  --------------
Income (Loss) From Investment Operations:
  Net Investment Income                             0.58         0.64        0.53        0.35      0.57       0.76            0.18

  Net Realized and Unrealized Gain (Loss)
       on Investments                              (0.97)        0.48        1.52        1.69     (1.08)     (1.16)           1.33
                                            ------------   ----------   ---------   ---------  --------  ---------  --------------
Total from Investment Operations                   (0.39)        1.12        2.05        2.04     (0.51)     (0.40)           1.51
                                            ------------   ----------   ---------   ---------  --------  ---------  --------------
Less Distributions from:
  Net Investment Income                            (0.91)       (1.10)      (0.20)        -       (0.44)     (0.91)            -
                                            ------------   ----------   ---------   ---------  --------  ---------  --------------
Total Distributions                                (0.91)       (1.10)      (0.20)        -       (0.44)     (0.91)            -
                                            ------------   ----------   ---------   ---------  --------  ---------  --------------
Redemption fees                                      -            -           -           -         -          -               -
                                            ------------   ----------   ---------   ---------  --------  ---------  --------------
Net Asset Value, End of Period              $      12.03   $    13.33   $   13.31   $   11.46  $   9.42  $   12.02  $        13.33
                                            ============   ==========   =========   =========  ========= ========== ==============

Total Return (a)                             (3.03)%           9.15%      18.16%      21.66%    (5.11)%      (3.11)%    12.77%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)             $     46,350   $   64,353   $  85,385   $  95,040  $ 52,127  $  10,889  $        8,492
Ratio of Gross Expenses to Average Net        1.29%           1.27%       1.21%       1.24%     1.24%     1.38%        1.59%(d)
Assets
Ratio of Net Expenses to Average Net          1.29%           1.27%       1.21%       1.24%     1.24%     1.38%        1.33%(d)
Assets (b)
Ratio of Net Investment Income to Average     3.67%           3.96%       3.58%       4.06%     4.62%     3.63%        3.89%(d)
Net Assets
Portfolio Turnover Rate                        16%             0%          6%          18%       22%       16%           0%

(a) Total return is  calculated  assuming an initial  investment  of $10,000  made at the net asset value at the  beginning of the period,  reinvestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the period.  The return does not reflect the  deduction of taxes that a  shareholder  would pay on Fund  distributions  or the redemption of Fund shares.
(b) Excluding interest expense, the expense ratios would be 1.29%, 1.27%, 1.19%, 1.21%, and 1.19% for the Initial Class Shares for
    the years ending December 31, 2005, 2004 2003, 2002 and 2001,  respecitvely  and 1.38% and 1.33%,  for the Class R1 Shares for
    the periods ending December 31, 2005 and 2004, respectively.
(c)   Amount represents less than $0.01 per share
(d)   Annualized
  *    Inception date of Class R1 Shares


See Notes to Financial Statements



WORLDWIDE EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                     INITIAL CLASS                                    CLASS R1 SHARES
                                   -------------------------------------------------        ---------------------------------------
                                                                                                               FOR THE PERIOD
                                                                                             YEAR ENDED         MAY 1, 2004 *
                                                YEAR ENDED DECEMBER 31,                     DECEMBER 31,2005       THROUGH
                                   -------------------------------------------------
                                   2005          2004        2003      2002        2001         2005          DECEMBER 31. 2004
                                  ---------   ----------   ---------  ---------  --------   ---------------   ------------------

Net Asset Value, Beginning of
Period                            $   15.21   $    12.15   $    7.89  $    8.15  $   8.29   $        15.21    $             11.94
                                  ---------   ----------   ---------  ---------  --------   ---------------   ------------------
Income (Loss) From Investment
Operations:
Net Investment Income
                                       0.20         0.15        0.13       0.04      0.08             0.23                   0.06
Net Realized and Unrealized
Gain (Loss) on Investments             4.63         2.98        4.14      (0.28)    (0.22)            4.58                   3.21
                                  ---------   ----------   ---------  ---------  --------   ---------------   ------------------
Total from Investment
Operations                             4.83         3.13        4.27      (0.24)    (0.14)            4.81                   3.27
                                  ---------   ----------   ---------  ---------  --------  ---------------    ------------------
Less Distributions from:
         Net Investment Income
                                     (0.13)       (0.07)       (0.01)     (0.02)       -             (0.13)                    -
                                  ---------   ----------   ---------  ---------  --------  ---------------    ------------------
         Total Distributions
                                     (0.13)       (0.07)       (0.01)     (0.02)       -             (0.13)                    -
                                  ---------   ----------   ---------  ---------  --------  ---------------    ------------------
Redemption fees                        -(c)         -(c)                                              -(c)                     -(c)
                                  ---------   ----------   ---------  ---------  --------  ---------------    ------------------
                                                                  -         -          -
Net Asset Value, End of Period
                                  $    19.91  $    15.21   $   12.15  $    7.89  $   8.15   $        19.89    $             15.21
                                  ==========  ==========   =========  =========  ========   ==============    ===================
Total Return (a)                     32.00%       25.89%      54.19%    (3.02)%   (1.69)%            31.86%                 27.39%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period
(000)                             $ 198,077   $  169,845   $ 176,308  $ 149,262  $134,424   $        56,219   $            25,906
Ratio of Gross Expenses to            1.35%        1.39%       1.43%      1.36%     1.30%             1.38%               1.52%(d)
Average Net Assets
Ratio of Net Expenses to              1.34%        1.36%       1.34%      1.33%     1.30%             1.36%               1.39%(d)
Average Net Assets (b)
Ratio of Net Investment Income        1.10%        1.07%       1.27%      0.39%     1.04%             1.04%               1.27%(d)
to Average Net Assets ( c)
Portfolio Turnover Rate                 65%          81%         63%       125%      135%            65.00%                   81%

(a) Total return is  calculated  assuming an initial  investment  of $10,000  made at the net asset value at the  beginning of the period,  reinvestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the period.  The return does not reflect the  deduction of taxes that a  shareholder  would pay on Fund  distributions  or the redemption of Fund shares.

(b) Excluding interest expense, the expense ratios would be 1.34%, 1.36%, 1.30%, 1.30%, and 1.28% for the Initial Class Shares for
    the years ending December 31, 2005, 2004 2003, 2002 and 2001,  respecitvely  and 1.36% and 1.39%,  for the Class R1 Shares for
    the periods ending December 31, 2005 and 2004, respectively.

(c) Amount represents less tan $0.01 per share.
(d) Annualized
   * Inception date of Class R1 Shares.

See Notes to Financial Statements


WORLDWIDE HARD ASSETS FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                     INITIAL CLASS SHARES                                    CLASS R1 SHARES
                                            -----------------------------------------------------   -------------------------------
                                                                                                                      FOR THE PERIOD
                                                                                                                      MAY 1, 2004 *
                                                                                                                         THROUGH
                                                        YEAR ENDED DECEMBER 31,                       YEAR ENDED      DECEMBER 31,
                                            -----------------------------------------------------
                                             2005        2004           2003      2002       2001   DECEMBER 31, 2005     2004
                                           ----------   ----------    ---------- ---------  ------- -------------------------------

Net Asset Value, Beginning of Period       $   18.36    $    14.84    $   10.30  $  10.69   $ 12.07  $ 18.36            $  14.54
                                           ----------   ----------    ---------- ---------  ------- ----------          ----------
Income (Loss) from Investment Operations:
   Net Investment Income (Loss)                (0.01)         0.08         0.05      0.08      0.14     0.01                0.03
   Net Realized and Unrealized Gain
     (Loss) on Investments                      9.45          3.50         4.54     (0.38)    (1.39)    9.43                3.79
                                           ----------   ----------    ---------- ---------  ------- ----------          ----------
Total from Investment Operations                9.44          3.58         4.59     (0.30)    (1.25)    9.44                3.82
                                           ----------   ----------    ---------- ---------  ------- ----------          ----------
Less Distributions from:
   Net Investment Income                       (0.07)        (0.06)       (0.05)    (0.09)    (0.13)   (0.07)                -
                                           ----------   ----------    ---------- ---------  ------- ----------          ----------

Total Distributions                            (0.07)        (0.06)       (0.05)    (0.09)    (0.13)   (0.07)                -
                                           ----------   ----------    ---------- ---------  ------- ----------          ----------
   Redemption fees
                                                  -             -  (c)      -         -         -        -                   - (c)
                                           ----------   ----------    ---------- ---------  ------- ----------          ----------
Net Asset Value, End of Period             $   27.73    $    18.36    $   14.84  $  10.30  $  10.69  $ 27.73            $  18.36
                                           ==========   ==========    ========== ========= ========  ==========         ==========
Total Return (a)                              51.67%        24.23%       44.78%   (2.85)%  (10.45)%   51.61%              26.27%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)            $ 424,017    $  190,206    $ 158,683  $ 97,978  $ 77,549 $ 84,113             25,952
Ratio of Gross Expenses to Average
   Net Assets                                  1.17%         1.20%        1.23%     1.23%     1.18%    1.19%               1.32%(d)
Ratio of Net Expenses to Average
   Net Assets (b)                              1.17%         1.20%        1.24%     1.23%     1.18%    1.19%               1.24%(d)
Ratio of Net Investment Income
   (Loss) to Average Net Assets              (0.03)%         0.54%        0.59%     0.68%     1.13%  (0.06)%               0.39%(d)
Portfolio Turnover Rate                          52%           60%          43%       63%       86%      52%                 60%

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment  of  distributions  at net asset value on the  distribution  payment date and a  redemption  on the last day of the period.  The return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Excluding interest expense,  the expense ratios would be 1.17%,  1.20%, 1.23%, 1.20%, and 1.15% for the Initial Class Shares for
    the years ending December 31, 2005, 2004 2003, 2002 and 2001,  respecitvely and 1.19% and 1.24%, for the Class R1 Shares for the
    periods ending December 31, 2005 and 2004, respectively.
(c) Amount represents less than $0.01 per share.
(d) Annualized
    * Inception date of Class R1 Shares.


 See Notes to Financial Statements


WORLDWIDE REAL ESTATE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                     INITIAL CLASS SHARES                                    CLASS R1 SHARES
                                            -----------------------------------------------------   -------------------------------
                                                                                                                      FOR THE PERIOD
                                                                                                                      MAY 1, 2004 *
                                                                                                                         THROUGH
                                                        YEAR ENDED DECEMBER 31,                       YEAR ENDED      DECEMBER 31,
                                            -----------------------------------------------------
                                             2005        2004           2003      2002       2001   DECEMBER 31, 2005     2004
                                           ----------   ----------    ---------- ---------  ------- -------------------------------

Net Asset Value, Beginning of Period       $   17.75    $  13.24         10.07   $   10.87  $  10.62 $  17.70           $ 13.55
                                           ----------   ----------    ---------- ---------  -------  ---------          --------
Income (Loss) From Investment Operations:
   Net Investment Income                        0.73        0.49          0.33        0.38      0.35     0.41              0.18
   Net Realized and Unrealized
   Gain (Loss) on Investments                   2.86        4.24          3.06       (0.85)     0.20     3.17              3.97
                                           ----------   ----------    ---------- ---------  -------  ---------          --------
Total from Investment Operations                3.59        4.73          3.39       (0.47)     0.55     3.58              4.15
                                           ----------   ----------    ---------- ---------  -------  ---------          --------
Less Distributions from:
   Net Investment Income                       (0.38)      (0.22)        (0.22)      (0.33)    (0.30)   (0.38)              -
   Net Realized Gains                          (0.18)        -             -           -         -      (0.18)              -
                                           ----------   ----------    ---------- ---------  -------  ---------          --------
Total Distributions                            (0.56)      (0.22)        (0.22)      (0.33)    (0.30)   (0.56)              -
                                           ----------   ----------    ---------- ---------  -------  ---------          --------
Redemption fees                                  - (c)       -(c)          -            -        -        - (c)             -(c)
                                           ----------   ----------    ---------- ---------  -------  ---------          --------
Net Asset Value, End of Period             $   20.78    $  17.75         13.24       10.07     10.87 $  20.72           $ 17.70
                                           ==========   ==========    ========== =========  ======== ========           ========
Total Return (a)                              21.01%      36.21%        34.50%     (4.48)%     5.34%   21.01%            30.63%

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)            $  16,479    $ 28,163      $ 19,344   $  15,309  $ 13,947 $  5,210           $ 2,915
Ratio of Gross Expenses to Average
   Net Assets                                  1.36%       1.45%         1.49%       1.48%     1.62%    1.62%             2.46%(d)
Ratio of Net Expenses to Average
   Net Assets (b)                              1.10%       1.20%         1.49%       1.48%     1.50%    1.11%             1.10%(d)
Ratio of Net Investment Income to Average
   Net Assets                                  1.99%       3.52%         2.68%       3.04%     4.17%    2.23%             4.01%(d)
 Portfolio Turnover Rate                         22%         29%           19%        139%       74%      22%               29%

(a) Total return is  calculated  assuming an initial  investment  of $10,000  made at the net asset value at the  beginning of the period,  reinvestment of distributions at net asset value on the distribution payment date and a redemption on the last day of the period.  The return does not reflect the  deduction of taxes that a  shareholder  would pay on Fund  distributions  or the redemption of Fund shares.

(b) Excluding interest expense,  the ratios would be 1.10%,  1.20%,  1.49%,  1.46%, and 1.50% for the Initial Class Shares for the
    years ending December 31, 2005, 2004 2003, 2002 and 2001,  respecitvely  and 1.10% and 1.10%,  for the Class R1 Shares for the
    periods  ending  December 31, 2005 and 2004,  respectively.
(c) Amount  represents  less than $0.01 per share
(d) Annualized
  * Inception date of Class R1 Shares.

 See Notes to Financial Statements



YOUR INVESTMENT DEALER IS:





For more detailed information, see the
Statement of Additional Information (SAI), which is legally a part of and is incorporated by reference into this prospectus.

Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

o Call Van Eck at 1-800-826-2333, or visit the Van Eck website at www.vaneck.com to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Fund.

o Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

o Reports and other information about the Funds are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Funds that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contract involves certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Funds. In particular, the Funds may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Funds.

INVESTMENT COMPANY ACT
REGISTRATION NUMBER 811-05083

Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com